EXHIBIT 10.1







                         AGREEMENT OF PURCHASE AND SALE


                                     Between


                     UNITED TRUST FUND LIMITED PARTNERSHIP,

                                  as Purchaser,


                                       and


                                    POINT 360


                                   as Seller,





                             Dated December 30, 2005





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Section 1.        Agreement To Purchase.......................................1

Section 2.        Purchase Price..............................................1

Section 3.        Lease/Rent..................................................2

Section 4.        Survey; Title; Environmental Audit..........................2

Section 5.        Inspection; Due Diligence...................................3

Section 6.        Closing.....................................................3

Section 7.        Conditions to Closing.......................................4

Section 8.        Prorations..................................................6

Section 9.        Risk of Casualty Loss.......................................6

Section 10.       Representations of Seller...................................6

Section 11.       Representations of Purchaser................................7

Section 12.       Notices.....................................................7

Section 13.       Assignment..................................................8

Section 14.       Deposit; Remedies...........................................8

Section 15.       Brokerage Commission........................................9

Section 16.       Transaction Costs...........................................9

Section 17.       Miscellaneous...............................................9


EXHIBIT A--Legal Description
EXHIBIT B--Rents
EXHIBIT C--Lease
SCHEDULE I--Severable Property


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                         AGREEMENT OF PURCHASE AND SALE


        THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement") is made and entered into as of the 30th day of December, 2005 (the "Effective Date") by and between UNITED TRUST FUND LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser"), POINT 360, a California corporation ("Seller").

                              W I T N E S S E T H :

        For  and  in   consideration   of  the  mutual  covenants  and  promises
hereinafter set forth, the parties hereto do hereby mutually covenant and agree as follows:

        Section 1. AGREEMENT TO PURCHASE. The Purchaser agrees to purchase and the Seller agrees to sell, for the Purchase Price (as defined in Section 2 hereof) and other good and valuable consideration, and subject to and upon each and every one of the terms and conditions hereinafter set forth, the following-described property (all of which are collectively referred to as the "Premises"):

        (a) fee simple interest in the approximately 3 acre parcel of land located at 2701 Media Center Drive, Los Angeles, California, more particularly described on Exhibit A attached to this Agreement and made part of this Agreement (the "Land");

        (b) all of the buildings, structures, fixtures, facilities, installations and other improvements of every kind and description (including without limitation the steel racks and shelving used to store film, video and other elements) now or hereafter in, on, over and under the Land and all plumbing, gas, electrical, ventilating, lighting and other utility systems, ducts, hot water heaters, oil burners, domestic water systems, elevators, escalators, canopies, air conditioning systems and all other building systems and fixtures attached to or comprising a part of the building, but excluding Severable Property as set forth on Schedule I hereto (the "Improvements"); and

        (c) all easements, rights-of-way, appurtenances and other rights and benefits thereunto belonging, all public or private streets, roads, avenues, alleys or passways, open or proposed, on or abutting the Land, any award hereafter made to or to be made in lieu thereof, and any award hereafter made for damage to the land or any part thereof by reason of a change of grade in any street, alley, road or avenue, as aforesaid (all of the foregoing being included within the term "Land").

        Section 2. PURCHASE PRICE. The purchase price to be paid to Seller for the Premises shall be Fourteen Million One Hundred Fifty Six Thousand Dollars ($14,156,000.00) (the "Purchase Price"). The Purchase Price shall be paid by Purchaser by bank wire of same day funds as follows:

        (a) Two Hundred Thousand Dollars ($200,000.00) (the "Deposit") shall be paid within two (2) business days after the execution and delivery of this Agreement to the Title Company (as defined herein).

        (b) At Closing the balance of the Purchase Price shall be deposited with the Title Company and shall be paid to Seller.

        Section 3. LEASE/RENT. At Closing (as defined in Section 6 hereof) the Premises shall be leased to Seller pursuant to the Lease Agreement (as defined in Section 7(a)(ii) hereof) and the annual rent thereunder (the "Basic Rent") shall be as is set forth on Exhibit B attached hereto.

        Section 4. Due Diligence Materials.

        (a) With reasonable promptness, Seller shall deliver to Purchaser the following items which comply with the requirements set forth herein:


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             (i)    a certified  ALTA/ACSM "as built"  survey (the  "Survey") of the Premises, together with six (6) copies thereof, in form and substance reasonably satisfactory to Purchaser, showing the Premises separately by metes and bounds and showing, without limitation, the location of all existing buildings
                    and  dimensions   thereof  and  all  set-back   lines,   all
                    improvements and parking areas (including the number of parking spaces therein) and the location thereof and the extent of any and all existing utility and other easements on the Premises which are shown on the title commitment or are visible from the surface.

             (ii) an owner's title insurance commitment and copies of all title exception documents referenced therein (collectively, the "Commitment") with respect to the Premises issued by Chicago Title Insurance Company (the "Title Company"),
                    National Business Unit, 1129-20th Street NW, Suite 300, Washington, D.C. 20036, Attention: Angela Rice, for an ALTA Form B policy with extended coverage and such endorsements as requested by Purchaser bearing a date subsequent to the date of this Agreement. Purchaser shall request that the Title Company use Chicago Title Insurance Company, 700 Flower Street, Suite 800, Los Angeles, California 90017,
                    Attention: Clark McKinnon as the local title agent;

             (iii)  "as-built" plans and specifications;

             (iv) copies of any existing leases, if any, between Seller and tenants of the Premises (the "Subleases");

             (v) Seller shall have delivered copies of the certificate(s) of occupancy to Purchaser; and

             (vi) Seller shall have caused the delivery to Purchaser of a letter from the governmental department having zoning jurisdiction over the Premises in the form typically delivered by such department to the effect that the Premises fully complies with all zoning, ordinances, regulations, licenses and permits required by any such governmental department having jurisdiction over the Premises.

        (b) Purchaser shall promptly begin the selection process for qualified professionals and thereafter order the following items:

             (i) a current complete Phase I environmental site assessment of the Premises (the "Environmental Audit"), which is in a form and substance acceptable to Purchaser and conducted by an environmental inspection company acceptable to Purchaser;

             (ii) a current property condition assessment of the Premises (the "Engineering Report"), which is in a form and substance acceptable to Purchaser and prepared by an engineering company acceptable to Purchaser; and

             (iii) a current MAI appraisal in form and substance satisfactory to Purchaser (the "Appraisal"), prepared by an appraiser acceptable to Purchaser.

        The materials referred to in subsections 4(a)(i), 4(a)(ii), 4(a)(iv) through 4(a)(vi), 4(b)(i) through 4(b)(iii) are hereinafter collectively referred to as the "Due Diligence Materials." Purchaser shall have five (5) days after the delivery of all of the Due Diligence Materials within which to object to the form thereof. Seller shall have fifteen (15) days, or such additional time as may be reasonably necessary, within which to cure any form objection made by Purchaser. The date upon which the last of the Due Diligence Materials in form reasonably acceptable to Purchaser are delivered to Purchaser is referred to herein as the "Delivery Date."


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        Purchaser  shall have until such date that is thirty (30) days after the
Delivery Date (the "Due Diligence Period") within which to object in writing to the substantive matters reflected in the Due Diligence Materials. If Purchaser shall timely provide Seller with any such objection, Seller shall within thirty
(30) days thereafter (i) remove or cure any such matters to which Purchaser has objected or (ii) enter into an agreement in form and substance acceptable to Purchaser to remove or cure such matters prior to Closing and proceed to Closing. If Seller shall fail to remove or cure, or agree to remove or cure, such matters to which Purchaser has objected within such thirty (30)-day period or if in the judgment of Purchaser such matters cannot be cured or if any title defect appears between the expiration of the Due Diligence Period and Closing, then Purchaser shall have the right to proceed to waive such objections or title defect and proceed to Closing or terminate this Agreement. In the event of such termination the Deposit shall be returned to Purchaser and neither party shall have any further obligation under this Agreement except as specifically set forth herein.

        Section 5. INSPECTION; DUE DILIGENCE. During the term of this Agreement, Purchaser or its agents shall be permitted access to the Premises upon reasonable notice so long as Purchaser shall not interfere with the operations of Seller. Purchaser shall have until the expiration of the Due Diligence Period to inspect the Premises and perform whatever investigations, tests and inspections Purchaser deems reasonably appropriate. Seller shall cooperate with Purchaser's due diligence review and shall make available to Purchaser, upon reasonable notice and during business hours, all reasonably requested information regarding the Premises. Upon Purchaser's request for specific information, Seller shall also make available to Purchaser (i) all public information concerning Seller's general business affairs and (ii) financial information which would comply with Securities and Exchange Commission requirements for reporting by a public company for the most recent annual and quarterly fiscal periods of Seller. Prior to the expiration of the Due Diligence Period, Purchaser shall have the right to terminate this Agreement if Purchaser's due diligence reveals any matters which would make the Premises or the transaction contemplated by this Agreement unacceptable to Purchaser in Purchaser's sole discretion.

        Section 6. CLOSING. Subject to the provisions of Section 7 of this Agreement the closing of the purchase and sale transaction contemplated by this Agreement (the "Closing") shall occur not later than thirty (30) days after the expiration of the Due Diligence Period (the "Closing Date"). The Closing shall occur on the Closing Date at 10:00 a.m. in the offices of the Title Company unless another place of Closing is mutually agreed to by Seller and Purchaser.

        At the Closing, and as a condition of Purchaser's obligation to close, Seller is to convey title to the Premises to Purchaser by a special or limited warranty deed sufficient to permit the issuance of the owner's policy of title insurance referred to in subsection 7(a)(iii) of this Agreement with any required documentary stamps affixed thereto, free and clear of any and all liens, encumbrances, covenants, conditions and restrictions, except for such exceptions as may be approved in writing by Purchaser (the "Permitted Exceptions").

        Section 7.  CONDITIONS TO CLOSING.

        (a) Purchaser shall not be obligated to close the purchase and sale transaction contemplated by this Agreement until all of the following conditions have been waived by Purchaser or satisfied:

             (i)    Purchaser  shall  have  received  all items  referred  to in
                    Section 4 of this Agreement;

             (ii) Seller shall have executed and delivered to Purchaser (A) a total of five original counterparts executed by Seller, as lessee, of a lease agreement with Purchaser, as lessor, with respect to the Premises in form attached as Exhibit C to this Agreement (the "Lease Agreement") with modifications as may be required by applicable state law and to conform to the particular facts of the Premises; provided, however, the rent during the Primary Term and Extended Terms, if any, shall be as indicated on the Rent Schedule attached as Exhibit B to this Agreement, together with (B) a memorandum thereof in recordable form ;


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             (iii)  The Title  Company  shall have issued to  Purchaser  an ALTA
                    Form B owner's fee policy of title insurance for the Premises, insuring title to the Premises to be in the name of Purchaser as set forth herein, and a simultaneously
                    issued  ALTA   lender's   policy  of  title   insurance   to
                    Purchaser's financial institution, if one is used, in an amount equal to the Purchase Price with respect to the owner's policy and in an amount not in excess of the Purchase Price with respect to the lender's policy and
                    containing   only   Permitted   Exceptions   and   otherwise
                    consistent with the title insurance commitment referred to in subsection 4(b) of this Agreement or, in the alternative, an irrevocable commitment for the issuance thereof showing that all requirements have been satisfied;

             (iv) Seller shall have delivered to Purchaser certificates in form and substance satisfactory to Purchaser evidencing the insurance coverage and policies to be carried by Seller, as lessee, under the terms of the Lease Agreement naming Purchaser or Purchaser's nominee or assigns (if any) as additional insured;

             (v) Seller shall have delivered to Purchaser evidence, which is reasonably satisfactory to Purchaser and the Title Company authorizing the sale of the Premises by Seller and authorizing the execution, delivery and performance of the Lease Agreement by Seller;

             (vi) Seller shall have caused to be delivered to Purchaser and Purchaser's financial institution with respect to this transaction, if any, an opinion or opinions by Seller's counsel, to the effect that the Lease Agreement constitutes the legal, valid and binding obligation of Seller, as lessee, enforceable against Seller, as lessee, in accordance with its terms, subject to qualifications for bankruptcy or insolvency and principles of equity, and to such other effects as Purchaser may reasonably require;

             (vii) There shall have been no material adverse change in the financial condition of Seller from the date hereof;

             (viii) Seller  shall have  delivered  to  Purchaser a  "nonforeign"
                    certificate in form and substance reasonably satisfactory to Purchaser, or such other evidence that Seller is not a "foreign person" within the meaning of Internal Revenue Code
                    Section 1445 as Purchaser may reasonably require;

             (ix) Seller shall have caused all Subleases existing at the Closing to be subordinated to the Lease Agreement pursuant to subordination agreements in form and substance reasonably satisfactory to Purchaser;

             (x) All representations, warranties and covenants of Seller set forth herein shall have been true and correct in all material respects when made and Seller shall deliver to Purchaser at Closing a certificate stating that all such representations, warranties and covenants remain true and correct in all material respects at and as of the Closing; and

             (xi) Seller shall have delivered to Purchaser such further documents as reasonably may be reasonably required in order to fully and legally close this transaction.

        (b) Seller shall not be obligated to close until all of the following conditions have been waived by Seller or satisfied:

             (i) Purchaser, as lessor, shall have caused to be executed and delivered to Seller a total of five original counterparts of the Lease Agreement with respect to the Premises;

             (ii) Purchaser shall have delivered to Seller a certified copy of the resolutions of the Board of Directors of the general partner of Purchaser authorizing the purchase of the Premises and the execution, delivery and performance of the Lease Agreement;

             (iii) All representations, warranties and covenants of Purchaser set forth herein shall have been true and correct in all material respects when made and Purchaser shall deliver to Seller at Closing a certificate stating all such representations, warranties and covenants remain true and correct in all material respects at and as of the Closing; and

             (iv) Purchaser shall have delivered to Seller such further documents as may reasonably be required in order to fully and legally close this transaction.

        Section 8. PRORATIONS. In view of the continuing relationship between Seller, as lessee and Purchaser, as lessor, under the Lease Agreement, and the obligations of lessee, under the terms and conditions of the Lease Agreement, there shall be no proration of insurance, taxes, special assessments, utilities or any other costs; it being the intention of Purchaser and Seller that all such costs shall be the obligation of Seller prior to Closing and the obligation of Seller, as lessee from and after Closing.

        Section 9. RISK OF CASUALTY LOSS. From the date hereof until Closing, Seller shall continue to maintain the Premises and all other improvements in good condition and repair, subject to reasonable wear and tear, and promptly notify Purchaser of the occurrence of any event known to it which materially affects the value or utility of the Premises for its current use. Notwithstanding anything herein to the contrary, from and after the date hereof to the Closing, Seller is considered the owner of the Premises for all purposes and shall be entitled to receive all insurance proceeds and/or condemnation awards that may become payable with respect thereto. Any and all risks associated with ownership of the Premises shall be borne by Seller from the date hereof until Closing. If the Premises is substantially damaged or condemned as to a material part prior to the Closing Date and is not substantially repaired or restored on or before the Closing Date, Purchaser may, at its election, (i) terminate and cancel this Agreement in which event Seller and Purchaser shall be relieved and discharged of any further liability or obligation under this Agreement, or (ii) proceed to Closing in which event the occurrence shall be dealt with under the terms of the Lease Agreement as if it had occurred after the commencement date of the Lease Agreement.

        Section 10. REPRESENTATIONS OF SELLER. Seller represents and warrants to and covenants with Purchaser as follows:

        (a) Organization and Standing, Etc. Seller is a corporation duly organized, validly existing and in good standing under the laws of California and has all requisite corporate power and authority to own and operate the Premises, to enter into this Agreement and the Lease Agreement, as the case may be, and to carry out the transactions contemplated hereby and thereby;

        (b) Litigation. There are no actions or proceedings pending with respect to the Premises and no actions or proceedings pending against Seller, which in any way materially adversely affects the Premises, Seller, or Seller's ability to perform under the Lease or this Agreement, as the case may be;

        (c) Condemnation and Compliance With Laws. Seller has received no notice from any governmental authority of any proposed condemnation of any portion of the Premises. The Premises or the use thereof is not presently and at the Closing Date will not be in material violation of or in material noncompliance with applicable codes, ordinances, regulations or laws (including, but not limited to, those relating to environmental matters); and

        (d) Satisfy Conditions. Seller agrees to use its reasonable efforts to satisfy all conditions set forth in subsection 7(a) of this Agreement on or prior to the Closing Date.

        Section 11. REPRESENTATIONS OF PURCHASER. Purchaser represents and warrants to and covenants with Seller as follows:

        (a) Organization and Standing, Etc. As of the Effective Date, Purchaser is a limited partnership duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to acquire the Premises, to enter into this Agreement and the Lease Agreement and to carry out the transactions contemplated hereby and thereby.

        (b) Litigation. There are no actions, proceedings or investigations pending involving Purchaser which question the validity of this Agreement or adversely affect Purchaser's ability to consummate the transactions contemplated by this Agreement or the Lease Agreement;

        (c) Compliance With Other Instruments. The execution, delivery and performance by Purchaser of this Agreement will not violate, or constitute a default under, any provision of Purchaser's partnership agreement or of any agreement or other instruments to which Purchaser is a party or by which Purchaser or any of its property is bound; and

        (d) Satisfy Conditions. Purchaser agrees to use its reasonable efforts to satisfy all conditions set forth in subsection 7(b) of this Agreement on or prior to the Closing Date.

        (e) Independent Evaluation. With the exception of the financial statements and other financial information provided by Seller to Purchaser, Purchaser has independently, and without reliance upon Seller or any information provided by Seller, conducted Purchaser's own evaluation and inspection of the Premises, obtaining and reviewing such information and conducting such inspections as Purchaser has deemed adequate and appropriate; and

        (f) Experience. Purchaser, or its authorized representatives, acting on its behalf, has and/or have such knowledge and experience in business, financial and real estate matters as is necessary to evaluate the merits and risks of the acquisition of the Premises.

        Section 12. NOTICES. All notices given or delivered under this Agreement shall be in writing and shall be validly given when hand-delivered or sent by a courier or express service guaranteeing overnight delivery or by telecopy, with original being sent promptly as otherwise provided above, addressed as follows:

         If intended for Purchaser:

                          c/o United Trust Fund, Inc.
                          Suite 1300
                          701 Brickell Avenue
                          Miami, FL  33131
                          Attention:  Sidney Domb, President
                          Facsimile:  (305) 358-4002

         With a copy to:

                          Kutak Rock LLP
                          The Omaha Building
                          1650 Farnam Street
                          Omaha, NE  68102
                          Attention:  Walter L. Griffiths, Esq.
                          Facsimile:  (402) 346-1148

         If intended for Seller:

                          Point 360
                          2777 N. Ontario Street
                          Burbank, CA 91504
                          Attention:  Chief Financial Officer
                          Facsimile: 818-847-2503

         With a copy to:

                          Point 360
                          2777 N. Ontario Street
                          Burbank, CA 91504
                          Attention:  General Counsel
                          Facsimile: 818-847-2503

or such other person or address which Seller or Purchaser shall have given upon notice as herein provided. Notices given by any means described herein shall be deemed delivered on the day after such notices are sent.

        Section 13. ASSIGNMENT. Upon written notice to Seller, the rights and obligations of Purchaser under this Agreement may be assigned to a third party. In any assignment which may be made by Purchaser of its rights and obligations under this Agreement, Purchaser shall remain primarily liable under this Agreement. Seller may not assign its rights under this Agreement.

        Section 14. DEPOSIT; REMEDIES.

        (a)  The  Deposit  shall be dealt with as  provided  in this  subsection
             14(a).

             (i) Subject to the provisions of subsection 14(a)(ii) of this Agreement, if the Closing of the purchase and sale transaction contemplated by this Agreement shall fail to occur pursuant to the terms hereof for any reason, Title Company shall immediately return the Deposit, together with accrued interest thereon, to Purchaser;

             (ii) If Purchaser shall be obligated by the provisions of this Agreement to consummate the purchase and sale transaction contemplated by this Agreement and shall fail to do so, Seller's sole remedy against Purchaser shall be to receive the Deposit from Title Company, together with accrued interest thereon, as liquidated damages. Purchaser and Seller acknowledge that actual damages suffered by Seller in such event will be difficult or impossible to measure and that the amount of the Deposit, together with interest thereon, represents a good-faith estimate thereof; and

             (iii) At Closing, the Deposit, together with accrued interest thereon, shall be paid to Seller as part of the Purchase Price.

        (b) If Seller shall be obligated by the provisions of this Agreement to consummate the purchase and sale transaction contemplated by this Agreement and shall fail to do so, in addition to a return of the Deposit, together with accrued interest thereon, Purchaser shall have the remedy of specific performance.

        Section 15. BROKERAGE COMMISSION. Each of the parties represents and warrants to the other that neither party dealt with, negotiated through or communicated with any broker in connection with this transaction other than Trammel Crow Company, whose fees shall be paid by Seller if, as and when Closing occurs. Each party shall indemnify, defend and hold harmless the other party from and against any and all claims, loss, costs and expenses, including reasonable counsel fees, resulting from any claims that may be made against such party by any other broker claiming a commission by, through or under the other party.

        Section 16. TRANSACTION COSTS. The costs of this transaction shall be paid at or prior to Closing by Seller whether or not the transaction closes and shall include the Survey, all title insurance and title updates, property transfer taxes, deed stamp taxes, recording charges (other than those relating to any financing by Purchaser) and the fees and expenses of Seller's counsel (collectively the "Transaction Costs"). Purchaser shall pay the cost of the Appraisal, the Engineering Report, the Environmental Audit, and the fees and expenses of Purchaser's counsel. Seller and Purchaser shall each pay 50% of any escrow fees and all other similar costs.

        Section 17. MISCELLANEOUS.

        (a) The provisions of this Agreement shall not be amended, waived or modified except by an instrument, in writing, signed by the parties hereto to be charged.

        (b) In construing this Agreement, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include every other and all genders.


        (c) All sections and descriptive headings of this Agreement are inserted for convenience only and shall not affect the construction or interpretation hereof.

        (d) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one and the same instrument.

        (e) This Agreement and the exhibits hereto constitute the entire understanding between the parties with respect to the Premises.

        (f) The waiver of any party of any breach or default by any other party under any of the terms of this Agreement shall not be deemed to be, nor shall the same constitute, a waiver of any subsequent breach or default on the part of any other party.

        (g) This Agreement shall be used as instructions to the Title Company, as escrow agent, which may attach hereto its standard conditions of acceptance of escrow; provided, however, that in the event of any inconsistency between such standard conditions of acceptance and the terms of this Agreement, the terms of this Agreement shall prevail.

        (h) In connection with any litigation maintained in connection with this Agreement, the prevailing party shall collect from the non-prevailing party all costs associated with such litigation including reasonable attorney's fees at all trial and appellate levels.

        (i) This Agreement shall be construed and enforced pursuant to the laws of the state in which the Premises are located.


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                   UNITED TRUST FUND LIMITED
                   PARTNERSHIP, a Delaware limited partnership

                   By: United Trust Fund, Inc., a Florida corporation, its General Partner

                   By:              /s/ Sidney Domb
                                    -----------------------------------
                   Printed Name:    Sidney Domb
                                    -----------------------------------
                   Title:           President
                                    -----------------------------------


                   POINT 360, a California corporation

                   By:              /s/ Alan Steel
                                    -----------------------------------
                   Printed Name:    Alan Steel
                                    -----------------------------------
                   Its              CFO
                                    -----------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

                                      RENTS


The annual fixed rental payments are based on an outlay of $14,156,000.00 as the Purchase Price and are payable in equal monthly installments.


-------------------------- ---------------------------
          Years              Annual Rental Payments
-------------------------- ---------------------------
-------------------------- ---------------------------
            1                       $969,000
-------------------------- ---------------------------
-------------------------- ---------------------------
            2                       $995,648
-------------------------- ---------------------------
-------------------------- ---------------------------
            3                      $1,023,028
-------------------------- ---------------------------
-------------------------- ---------------------------
            4                      $1,051,161
-------------------------- ---------------------------
-------------------------- ---------------------------
            5                      $1,080,068
-------------------------- ---------------------------
-------------------------- ---------------------------
          6-15             Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
------------------------------------------------------
                       Options
------------------------------------------------------
-------------------------- ---------------------------
          16-20            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
-------------------------- ---------------------------
          21-25            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
-------------------------- ---------------------------
          26-30            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
-------------------------- ---------------------------
          31-35            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------

                                    EXHIBIT C

                                      LEASE


                                [SEE ATTACHMENT]

                                   SCHEDULE I

                               SEVERABLE PROPERTY

        All apparatus, personal property, trade fixtures, inventory, equipment, machinery, fittings, furniture, furnishings, chattel, materials and supplies located on and used in, or related to Seller's business, including, but not limited to, overhead cranes mainframe computers, kitchen equipment and telephone and similar systems and articles of personal property of every kind and nature whatsoever, and any additions, replacements, accessions and substitutions thereto or therefor, and all proceeds of all of the foregoing, or any part of the foregoing used or usable in connection with any present or future operation or letting (or subletting) of the Premises or the activities at any time conducted thereon and now or hereafter owned by Seller or by any sublessee or other person or entity using all or any part of the Premises by, through, or under (or with the express or implied consent of) Seller.

                   AMENDMENT TO AGREEMENT OF PURCHASE AND SALE


        This AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") dated as of March 10, 2006 amends that certain Agreement of Purchase and Sale dated as of December 30, 2005 (the "Agreement") by and between UNITED TRUST FUND LIMITED PARTNERSHIP, a Delaware limited partnership ("Purchaser") and POINT.360, a California corporation ("Seller").

        For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows:

        1. Capitalized Terms not defined herein shall have the meaning given in the Agreement.

        2. Section 2 of the Agreement is hereby amended to provide that the Purchase Price shall be Thirteen Million Nine Hundred Forty Six Thousand Dollars ($13,946,000). In addition, Purchaser agrees to pay $500,000.00 to Seller for tenant improvements upon Closing.

        3. Exhibit B, which is attached to the Agreement, is hereby deleted in its entirety. Exhibit B, which is attached to this Amendment, shall be substituted in lieu thereof and is hereby incorporated into the Agreement.

        4. Section 1.06 of the Lease Agreement, which is attached to the Agreement as Exhibit C, is hereby amended to read as follows:

        Right of First Refusal. At any time after the first thirty six (36) months of the Primary Term if Lessor shall desire to sell the Premises and shall receive a bona fide written offer from any third party, Lessor shall by written notice to Lessee, offer to Lessee the right to enter into a contract for the purchase of the Premises on the terms set forth in such bona fide written offer and Lessee shall have 10 business days after receipt of such notice and offer in which to accept in writing such terms and conditions. Upon any acceptance of such offer by Lessee, Lessor and Lessee shall enter into a contract for the purchase of the Premises upon the terms and conditions specified in the notice from Lessor to Lessee. In the event that Lessee shall fail to accept the terms and conditions of sale by written notification to Lessor prior to the expiration of such 10-business-day period, Lessor shall thereafter be free to sell the Premises to any such unaffiliated third party pursuant to the bona fide written offer for a period of eight months. The right of first refusal contained in this Section 1.06 shall not apply to a foreclosure or similar sale of the Premises by any holder of a mortgage on the Premises or to the granting of a deed in lieu of foreclosure by Lessor to such holder and shall not apply to the subsequent sale of the Premises by a purchaser of the Premises at a foreclosure or a similar sale or by the grantee of a deed in lieu of foreclosure.

        5. Except as amended hereby, the Agreement remains unmodified and in full force and effect.

        6. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.


                         UNITED TRUST FUND LIMITED PARTNERSHIP

                         By:  United Trust Fund, Inc., its General Partner


                         By:            /s/  Fred Berliner
                                         ------------------------------------
                         Printed Name:  Fred Berliner
                                        -------------------------------------
                         Title:         Senior Vice President
                                        -------------------------------------


                         POINT.360


                         By:            /s/ Alan Steel
                                        -------------------------------------
                         Printed Name:  Alan Steel
                                        -------------------------------------
                         Title:         CFO
                                        -------------------------------------

                                    EXHIBIT B

                                   BASIC RENT

The annual fixed rental payments are based on an outlay of $14,446,000 as the Purchase Price and are payable in equal monthly installments.


-------------------------- ---------------------------
          Years              Annual Rental Payments
-------------------------- ---------------------------
-------------------------- ---------------------------
            1                      $1,111,000
-------------------------- ---------------------------
-------------------------- ---------------------------
            2                      $1,111,000
-------------------------- ---------------------------
-------------------------- ---------------------------
            3                      $1,111,000
-------------------------- ---------------------------
-------------------------- ---------------------------
            4                      $1,111,000
-------------------------- ---------------------------
-------------------------- ---------------------------
            5                      $1,111,000
-------------------------- ---------------------------
-------------------------- ---------------------------
          6-15             Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
------------------------------------------------------
                       Options
------------------------------------------------------
-------------------------- ---------------------------
          16-20            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
-------------------------- ---------------------------
          21-25            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
-------------------------- ---------------------------
          26-30            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------
-------------------------- ---------------------------
          31-35            Basic Rent as determined
                           pursuant to Section 1.05
                           of the Lease Agreement
-------------------------- ---------------------------